Exhibit 10.25

AMERICAN ELECTRIC TECHNOLOGIES, INC.

EMPLOYEE STOCK OPTION AWARD AGREEMENT

American Electric Technologies, Inc. (the “Company”), hereby grants to Grantee, and the Grantee hereby accepts, an option to purchase shares of the Company’s common stock (the “Option”) pursuant to the Company’s 2007 Employee Stock Incentive Plan (the “Plan”), subject to and upon the terms and conditions herein.

1. Identifying Provisions: As used in this Agreement, the following terms shall have the following respective meanings:

(a) Grantee: _______________________________________

(b) Date of Grant: __________________________________

(c) Shares subject to Option: _________________________

(d) Purchase price per share: __________________________

(e) Expiration Date: _________________________________

The Option is not intended to be and shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code.

2. Calculation and vesting of shares available for purchase: Subject to the provisions herein, the Option shall vest and become exercisable in accordance with the following provisions:

(a) (i) As soon as reasonably practical after the publication of the audited financial statements of the Company for the fiscal year ending on December 31, 2008, the Company’s Compensation Committee (the “Committee”) shall determine and notify the Grantee of the extent to which the performance measures set forth in Grantee’s 2008 Salary/Bonus goals (the “Performance Measures”) have been achieved and the number of Shares subject to Option which shall be eligible to vest and be purchased through the exercise of the Option pursuant to the provisions of Section 2(a)(ii) below (the “Available Option Shares”). The Shares subject to Option that do not become Available Option Shares pursuant to the preceding provisions of this Section 2(a)(i) shall be deemed to have expired and to have been terminated as of December 31, 2008. The determination of the Committee concerning the achievement of the Performance Measures and the Available Option Shares shall be final and binding upon the Company, the Grantee and all other persons entitled to exercise the Option herein.

(ii) The Option will become exercisable (“vest”) as to 25% of the Available Option Shares on the first anniversary of the Date of Grant and as to an additional 25% of the Available Option Shares at the end of each successive one year period following the first anniversary of the Date of Grant. The right of exercise shall be cumulative so that to the extent the Option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Available Option Shares for which it is vested until the earlier of the Expiration Date or the termination of the Option under Section 3 hereof.

(b) Notwithstanding the foregoing, the Option shall vest in full and become immediately exercisable as to 100% of the Shares subject to Option on the date of a Change of Control of the Company which occurs prior to the determination of the Available Option Shares and as to 100% of the Available Option Shares on the date of a Change of Control of the Company which occurs after the determination of the Available Option Shares. For the purpose of this Agreement, Change of Control shall mean the occurrence of any of the following events:

(i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing thirty five percent (35%) or more of the total voting power represented by the Company’s then outstanding voting securities, other than those beneficial owners who acquired their securities from the Company in connection with the acquisition of M&I Electric Industries, Inc. (the “M&I Holders”), the descendants and heirs of the M&I Holders, trusts for the benefit of the M&I Holders, and their respective estates, guardians, conservators or committees.

(ii) A change in the composition of the Company’s Board of Directors occurring within a twelve (12)-month period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company);

(iii) Approval of the stockholders of the Company of a merger, reorganization or consolidation of the Company with any other corporation, other than a merger, reorganization or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or such surviving entity’s parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or such surviving entity’s parent outstanding immediately after such merger, reorganization or consolidation;

(iv) Approval by the stockholders of the sale or disposition by the Company of all or substantially all of its assets;

(v) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

3. Restrictions on Exercise: The following additional provisions shall apply to the exercise of this Option:

(i) Termination of Employment. If the Grantee ceases to be an employee of the Company or a subsidiary of the Company for any reason other than death or total and permanent disability only that portion of this Option exercisable at the time of such termination may thereafter be exercised, and it may not be exercised more than ninety (90) days after such termination nor after the Expiration Date of this Option, whichever date is sooner, unless such termination is by reason of the Grantee’s permanent and total disability, in which case such period of ninety (90) days shall be extended to one (1) year. For the purposes of this Agreement, (i) a transfer of Grantee’s employment from the Company to a subsidiary of the Company or vice versa, or from one subsidiary to another, without an intervening period, shall not be deemed a termination of employment; (ii) if Grantee is granted an authorized leave of absence, Grantee shall be deemed to have remained in the employ of the company by which employed during such leave of absence; and (iii) Grantee’s employment by a subsidiary of the Company shall be considered terminated on the date that the company by which Grantee is employed is no longer a subsidiary of the Company. This Agreement does not give Grantee the right to continued employment by the Company or any of its subsidiaries in any capacity. The Company and its subsidiaries reserve the right to terminate Grantee’s employment at any time and for any reason even if such termination results in forfeiture of Options granted herein.

(ii) Death of Grantee. If the Grantee shall die during the term of this Option, the Grantee’s legal representative or representatives, or the person or persons entitled to do so under the Grantee’s last will and testament or under applicable intestate laws, shall have the right to exercise this Option, but only for the number of shares as to which the Grantee was entitled to exercise this Option in accordance with Section 2 hereof on the date of the Grantee’s death, and such right shall expire and this Option shall terminate one (1) year after the date of the Grantee’s death or on the Expiration Date of this Option, whichever date is sooner. In all other respects, the right to exercise this Option shall terminate upon such death.

4. Non-Transferable: The Grantee may not transfer this Option except by will or the laws of descent and distribution. This Option shall not be otherwise transferred, assigned, pledged, hypothecated or disposed of in any way, whether by operation of law or otherwise, and shall be exercisable during the Grantee’s lifetime only by the Grantee or his duly appointed guardian or legal representative.

5. Adjustments and Corporate Reorganizations: In the event that the outstanding shares of Company Common Stock are hereafter changed by reason of recapitalization, reclassification, stock split, combination or exchange of shares of Common Stock or the like, or by the issuance of dividends payable in shares of Common Stock, an appropriate adjustment shall be made by the Committee, in the number of shares of Common Stock issuable upon exercise of this Option and the Option Price per share. In the event of any consolidation or merger of the Company with or into another company, or the conveyance of all or substantially all of the assets of the Company to another company, this Option shall upon exercise thereafter entitle the Grantee to such number of shares of Common Stock or other securities or property to which a holder of shares of Common Stock of the Company would have been entitled to upon such consolidation, merger or conveyance; and in any such case appropriate adjustment, as determined by the Committee shall be made as set forth above with respect to any future changes in the capitalization of the Company or its successor entity. In the event of the proposed dissolution or liquidation of the Company, this Option will automatically terminate as of the date of liquidation or termination, unless otherwise provided by the Board of Directors of the Company or any authorized committee thereof. If a fraction of a share of Common Stock would result from any such adjustment, the adjustment shall be revised to the next higher whole share of Common Stock.

6. Exercise, Payment for and Delivery of Stock: This Option may be exercised by the Grantee or other person then entitled to exercise it by giving four (4) business days’ written notice of exercise to the Company specifying the number of shares to be purchased and the total Option Price. The Option Price on exercise of this Option shall be payable to the Company in full either: (i) in cash or its equivalent; (ii) by tendering (either by actual delivery or attestation) previously acquired shares of Company common stock having an aggregate fair market value at the time of exercise equal to the total Option Price; (iii) by tendering unexercised Options issued hereunder having a fair market value at the time of exercise equal to the Option Price; (iv) by a combination of (i), (ii) and (iii); or (v) any other method approved or accepted by the Committee in its sole discretion subject to such rules and regulations as the Committee may establish. The fair market value of an Option on a particular date shall be equal to the excess of the fair market value of the Company’s Common Stock on such date over the Option Price of such Option on such date.

7. Conditions to Payment with Stock: Payment of the Option Price or any portion thereof may be made through the tender to the Company of shares of Company Common Stock, free and clear of all liens and encumbrances and duly endorsed for transfer, which shares, if acquired from the Company, shall have been held for at least six months at the time of tender and which shall be valued, for purposes of determining the extent to which the exercise price has been paid thereby, at their Fair Market Value on the date of exercise, provided, however, that such payment in stock instead of cash shall not be effective and shall be rejected by the Company if (i) the Company is then prohibited from purchasing or acquiring shares of the class of its stock thus tendered to it, or (ii) the right or power of the person exercising the Option to deliver such shares in payment of said purchase price is subject to the prior interests of any other person (excepting the Company), as indicated by legends upon the certificate(s) or as known to the Company. If the Company rejects the payment in stock, the tendered notice of exercise shall not be effective hereunder unless promptly after being notified of such rejection the person exercising the Option pays the purchase price in acceptable form.

8. Rights in Shares Before Issuance and Delivery: No person shall be entitled to the privileges of stock ownership in respect of any shares issuable upon exercise of this Option, unless and until such shares have been issued to such person as fully paid shares.

9. Requirements of Law and of Stock Exchanges; Payment of Withholding Taxes: By accepting this Option, the Grantee represents and agrees for himself and his transferees by will or the laws of descent and distribution that, unless a registration statement under the Securities Act of 1933 is in effect as to shares purchased upon any exercise of this Option, (i) any and all shares so purchased shall be acquired for his personal account and not with a view to or for sale in connection with any distribution, and (ii) each notice of the exercise of any portion of this Option shall be accompanied by a representation and warranty in writing, signed by the person entitled to exercise the same, that the shares are being so acquired in good faith for his personal account and not with view to or for sale in connection with any distribution.

No certificate or certificates for shares of stock purchased upon exercise of this Option shall be issued and delivered prior to the admission of such shares to listing on notice of issuance on any stock exchange or other securities market on which shares of that class are then listed, nor unless and until, in the opinion of counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or incur any liability under any federal, state or other securities law, any requirement of any securities exchange listing agreement to which the Company may be a party, or any other requirement of law or of any regulatory body having jurisdiction over the Company.

This Option may not be exercised unless Grantee has paid or has made provision satisfactory to the Company for payment of, federal, state and local income taxes, or any other taxes (other than stock transfer taxes) which the Company may be obligated to collect as a result of the issue or transfer of Common Stock upon such exercise of the Option.

10. Certain Definitions: Terms not defined herein will have the same meanings as in the Plan.

11. Stock Option Plan: The Option granted herein is subject to, and the Company and the Grantee agree to be bound by, all of the terms and conditions of the Company’s 2007 Employee Stock Incentive Plan under which the Option was granted, as the same shall have been amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Grantee, without his consent, of this Option or any of his rights hereunder. Pursuant to said Plan, the board of directors of the Company or its Committee established for such purposes is vested with final authority to interpret and construe the Plan and the Option granted herein, and is authorized to adopt rules and regulations for carrying out the Plan. A copy of the Plan in its present form is available for inspection during business hours by the Grantee or other persons entitled to exercise this Option at the Company’s principal office.

12. Notices: Any notice to be given to the Company shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to the Grantee shall be addressed to him at the address given beneath his signature hereto or at such other address as the Grantee may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service.

13. Laws Applicable to Construction: This Agreement, and any dispute arising from the relationship between the parties to this Agreement, shall be governed by Texas law, excluding any laws that direct the application of another jurisdiction’s laws.

14. Consent to Jurisdiction, Forum Selection and Waiver of Jury Trial: The Company and the Grantee hereto agree that all actions or proceedings arising in connection with this Agreement shall be tried and litigated exclusively in the State and Federal courts located in the County of Harris, State of Texas. The aforementioned choice of venue is intended by the parties to be mandatory and not permissive in nature, thereby precluding the possibility of litigation between the parties with respect to or arising out of this Agreement in any jurisdiction other than that specified in this paragraph. Each party hereby waives any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this paragraph, and stipulates that the State and Federal courts located in the County of Harris, State of Texas shall have in personam jurisdiction and venue over each of them for the purpose of litigating any dispute, controversy, or proceeding arising out of or related to this Agreement. Each party hereby authorizes and accepts service of process sufficient for personal jurisdiction in any action against it as contemplated by this paragraph by registered or certified mail, return receipt requested, postage prepaid, to its address for the giving of notices as set forth in this Agreement. Any final judgment rendered against a party in any action or proceeding shall be conclusive as to the subject of such final judgment and may be enforced in other jurisdictions in any manner provided by law. TO THE FULLEST EXTENT PERMITTED BY LAW, AND AS SEPARATELY BARGAINED-FOR-CONSIDERATION, EACH PARTY HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATING TO THIS AGREEMENT.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and made effective the day and year first above written.

AMERICAN ELECTRIC TECHNOLOGIES, INC.		GRANTEE:

By		Address:
Arthur G. Dauber
President

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